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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 12, 2002

                         ASCENTIAL SOFTWARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       0-15325                  94-3011736
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


             50 WASHINGTON STREET, WESTBOROUGH, MASSACHUSETTS 01581
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 366-3888
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ITEM 5. OTHER EVENTS.

      A copy of a press release of the Registrant, dated March 12, 2002, is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            99.1  Press Release dated March 12, 2002


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ASCENTIAL SOFTWARE CORPORATION


                                  By: /s/ Robert McBride
                                      --------------------------------------
                                      Robert McBride
                                      Vice President and Chief Financial Officer

Dated: March 20, 2002